Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Summary Prospectus   |   April 30, 2020

Share Class and Ticker Symbols
Class I	Class A	Class C	Class IS
EMIPX	EMAPX	EMCPX	EMSPX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFEmergingMarketsBreakoutNations. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2020 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s Shareholder Reports will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

The Emerging Markets Breakout Nations Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 100 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	5.34%	23.68%	23.92%	23.42%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[4]	6.28%	24.87%	25.86%	24.36%
Fee Waiver and/or Expense Reimbursement[4]	5.04%	23.28%	23.52%	23.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.24%	1.59%	2.34%	1.14%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 126	$ 1,413	$ 2,667	$ 5,664
Class A	$ 678	$ 4,632	$ 7,170	$ 10,219
Class C	$ 337	$ 4,497	$ 7,165	$ 10,248
Class IS	$ 116	$ 4,244	$ 6,928	$ 10,218

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 126	$ 1,413	$ 2,667	$ 5,664
Class A	$ 678	$ 4,632	$ 7,170	$ 10,219
Class C	$ 237	$ 4,497	$ 7,165	$ 10,248
Class IS	$ 116	$ 4,244	$ 6,928	$ 10,218
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

3	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2019. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to maximize returns by investing primarily in equity securities in emerging markets, which include frontier emerging markets.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future. Under normal circumstances, no more than 30% of the Fund’s total assets, determined at the time of investment, will be invested in equity securities of issuers located in frontier emerging market countries.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies operating in emerging market and frontier emerging market countries and securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”). The Fund may hold or have exposure to equity securities of companies in any industry or sector.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks.

•	Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Fund may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund’s investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•	Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	03/31/17	7.29%
Low Quarter	06/30/18	-11.90%

Average Annual Total Returns

(for the calendar period ended December 31, 2019)

	Past One Year	Since Inception
Class I (commenced operations on 12/15/2016)
Return Before Taxes	11.72%	4.73%
Return After Taxes on Distributions[1]	11.66%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	7.25%	3.52%
Class A (commenced operations on 12/15/2016)
Return Before Taxes	5.35%	2.46%
Class C (commenced operations on 12/15/2016)
Return Before Taxes	9.39%	3.49%
Class IS (commenced operations on 12/15/2016)
Return Before Taxes	11.76%	4.75%
MSCI Emerging Markets ex China Net Index (reflects no deduction for fees, expenses or taxes)[2]	16.21%	10.65%[5]
MSCI Emerging Markets Index / MSCI Emerging Makets ex China Blended Index (reflects no deduction for fees, expenses or taxes)[3]	16.21%	10.96%[5]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[4]	21.13%	11.55%[5]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI Emerging Markets ex China Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets excluding China. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The MSCI Emerging Markets/ MSCI Emerging Markets ex China Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI Emerging Markets Net Index (that is designed to measure equity market performance of emerging markets) from the Fund’s inception to December 31, 2018 and the new benchmark represented by MSCI Emerging Markets ex China Net Index for periods thereafter. It is not possible to invest directly in an index.

(4)

The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index.

(5)	Since Inception reflects the inception date of the Fund.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Ruchir Sharma	Managing Director	Since inception
Jitania Kandhari	Managing Director	Since inception

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2020 Morgan Stanley.

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